John Hancock Funds II

Supplement dated May 15, 2013 to the current Summary Prospectus

John Hancock Retirement Living 2010-2050 Portfolios

John Hancock Retirement Choices 2010-2050 Portfolios

John Hancock Lifestyle Aggressive Fund

John Hancock Lifestyle Balanced Fund

John Hancock Lifestyle Growth Fund

John Hancock Lifestyle Moderate Fund

John Hancock Lifestyle Conservative Fund

John Hancock Alternative Asset Allocation Fund

(collectively “the Funds”)

The following information supplements the portfolio manager information in the Fund Summary section of the prospectus under the heading “Portfolio management.”

Steve Orlich no longer serves as a portfolio manager of the Funds. Accordingly, all references to Steve Orlich as a portfolio manager on the investment management team of the Funds are removed from the Prospectuses and Statement of Additional Information for all share classes of the Funds. Bob Boyda and Steve Medina will continue as portfolio managers of the Funds.

Marcelle Daher, CFA, Scott McIntosh and Nathan Thooft, CFA have joined the portfolio management team responsible for managing the Funds. Accordingly, the portfolio manager information in the Fund Summary section of the prospectus under the heading “Portfolio management” is amended as follows:

Marcelle Daher, CFA

Managing Director, John Hancock Asset

Management a division of Manulife Asset

Management (US) LLC

Joined fund team in 2013

Scott McIntosh

Managing Director, John Hancock Asset

Management a division of Manulife Asset

Management (North America) Limited

Joined fund team in 2013

Nathan Thooft, CFA

Managing Director, John Hancock Asset

Management a division of Manulife Asset

Management (US) LLC

Joined fund team in 2013

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.